Goodwill And Other Intangibles	12 Months Ended
Sep. 30, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangibles
GOODWILL AND OTHER INTANGIBLES

Purchases of businesses are accounted for under the acquisition method, with substantially all goodwill assigned to the reporting unit that acquires the business. Under an impairment test performed annually, if the carrying amount of a reporting unit exceeds its estimated fair value, impairment is recognized to the extent that the carrying amount of the unit's goodwill exceeds the implied fair value of the goodwill. Fair values of reporting units are Level 3 measures which are estimated generally using an income approach that discounts future cash flows using risk-adjusted interest rates, as well as earnings multiples or other techniques as warranted. Fair values are subject to changes in underlying economic conditions. See Note 3 for further discussion of changes in goodwill related to acquisitions and divestitures.

In 2015, the Company announced strategic actions, including the planned spinoff of the network power systems business, as well as evaluation of alternatives, including potential sale, for the power generation and motors, and drives businesses. These units had goodwill of $2.1 billion, $430 and $232, respectively.  Based on the Company’s fourth quarter analysis, the estimated fair values of the network power systems and power generation and motors businesses exceeded carrying value by more than 20 percent, while the estimated fair value of the drives business exceeded carrying value by approximately 10 percent. These businesses experienced declining sales and profitability in 2015 amid challenging market conditions and the strength of the U.S. dollar. There can be no assurance that the Company will not recognize an impairment charge on the ultimate spinoff of the network power systems business, or incur a loss on the potential sale of the other businesses. Assumptions used in determining fair value include successful execution of business plans, including adoption of new products and expansion of services, and the completion of restructuring actions initiated in 2015 to improve productivity through consolidation and rationalization of the cost structure. Additional assumptions include gradual improvement in served markets beginning in the latter half of 2016, particularly recovery in the demand for telecommunications networks and data centers, an expansion of industrial capital spending, and improving economic conditions in Europe and Asia.

In 2014, the network power systems business in Europe, which comprises the 2010 Chloride acquisition and pre-existing businesses, had not been able to meet its operating objectives due to a weak Western Europe economy, which had less than 1 percent average annual GDP growth since the acquisition. The weak economic recovery and intense competitive/market pressures negatively affected the profitability of the combined Emerson and Chloride European network power business. The economics for Europe were uncertain for 2015 and 2016 and the goodwill from the acquisition could not be supported. A $508, $0.72 per share, noncash impairment charge was recognized in the fourth quarter of 2014. The charge was not deductible for tax purposes. This business provides uninterruptible power supplies, thermal management products, and data center services and solutions for Europe, the Middle East and Africa.
In prior years, the Company had faced persistent challenges in the Artesyn business due to protracted weak demand, structural industry developments and increased competition. These challenges, including weakness in telecommunication and mobile device markets, continued into 2013 and sales and earnings were below expectations. In the third quarter of 2013, the Company recorded a noncash goodwill impairment charge of $503 ($475 after-tax, $0.65 per share). Income tax charges of $70 ($0.10 per share) for the anticipated repatriation of non-U.S. earnings from this business were also recorded in 2013. Additionally, in the fourth quarter the Company's goodwill impairment testing indicated that the carrying value of the connectivity solutions business in Network Power exceeded its fair value due to operating results not meeting forecasted expectations, resulting in a noncash charge to earnings of $25 ($21 after-tax, $0.03 per share). The Company divested both of these businesses in 2014. See Note 3.

The change in the carrying value of goodwill by business segment follows:

	Process Management	Industrial Automation	Network Power	Climate Technologies	Commercial & Residential Solutions
						Total
Gross goodwill	$2,383	1,352	2,995	503	439	7,672
Accumulated impairment	—	—	(163)	—	—	(163)
Balance, September 30, 2013	2,383	1,352	2,832	503	439	7,509
Acquisitions	356	—	22	—	0	378
Divestitures	0	—	(70)	0	—	(70)
Impairment	—	—	(508)	—	—	(508)
Foreign currency translation and other	(38)	(23)	(58)	(3)	(5)	(127)
Gross goodwill	2,701	1,329	2,864	500	434	7,828
Accumulated impairment	—	—	(646)	—	—	(646)
Balance, September 30, 2014	2,701	1,329	2,218	500	434	7,182
Acquisitions	176	—	—	—	2	178
Divestitures	—	(213)	—	—	(228)	(441)
Foreign currency translation and other	(87)	(85)	(74)	(8)	(12)	(266)
Gross goodwill	2,790	1,031	2,790	492	196	7,299
Accumulated impairment	—	—	(646)	—	—	(646)
Balance, September 30, 2015	$2,790	1,031	2,144	492	196	6,653

The gross carrying amount and accumulated amortization of identifiable intangible assets by major class follow:

	Customer Relationships		Intellectual Property		Capitalized Software		Total
	2014	2015	2014	2015	2014	2015	2014	2015
Gross carrying amount	$1,594	1,508	1,052	1,051	1,190	1,178	3,836	3,737
Less: Accumulated amortization	643	693	613	649	891	869	2,147	2,211
Net carrying amount	$951	815	439	402	299	309	1,689	1,526

Total intangible asset amortization expense for 2015, 2014 and 2013 was $308, $313 and $298, respectively. Based on intangible asset balances as of September 30, 2015, amortization expense is expected to approximate $286 in 2016, $267 in 2017, $236 in 2018, $194 in 2019 and $161 in 2020.